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                          PRUCO LIFE INSURANCE COMPANY
                         STRATEGIC PARTNERS ANNUITY ONE

                             STRATEGIC PARTNERS PLUS
                       SUPPLEMENT DATED NOVEMBER 12, 2002
                        TO PROSPECTUSES DATED MAY 1, 2002

                           CONTRACTS ISSUED IN OREGON

Because of state insurance regulations, the Strategic Partners Annuity One and Strategic Partners Plus contracts issued in Oregon differs in some respects from the versions of the contract available in other states. This supplement describes those differences, and amends the descriptions of the contract in the Strategic Partners Annuity One and Strategic Partners Plus prospectuses dated May 1, 2002.

NO SUBSEQUENT PURCHASE PAYMENTS

The prospectuses states that an owner makes an initial payment to purchase the contract, and may make subsequent purchase payments prior to annuity payments beginning. In Oregon, you may not make any additional purchase payments after your initial purchase payment.

NO GUARANTEED MINIMUM INCOME BENEFIT

The prospectuses describes an optional guaranteed minimum income benefit that is available in other states for an additional charge. In Oregon, the guaranteed minimum income benefit is not available.

NO JOINT OWNERSHIP

The prospectuses refers to various special rules that apply if the contract is owned jointly by two individuals. Those rules are inapplicable in Oregon, where only a single owner may purchase a contract and joint ownership is not available.

NO WITHDRAWAL CHARGE WHEN INCOME PHASE BEGINS

The prospectuses describes the withdrawal charge, which may apply if you make a full or partial withdrawal. In other states, we may also impose the withdrawal charge under some circumstances when you begin the income phase of your contract. In Oregon, however, we do not impose a withdrawal charge when you begin the income phase of your contract.
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MARKET TIMING

The disclosure respecting market timing that appears in the prospectuses is replaced with the following language for contract issued in Oregon:

          The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund - such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether.
          To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.